CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net income	$ 4,568	$ 1,359
Other comprehensive income (loss), net of tax:
Currency translation adjustment	820	(318)
Total comprehensive income	5,388	1,041
Comprehensive income attributable to the non-controlling interests	157	0
Comprehensive income attributable to Micronet Enertec	$ 5,545	$ 1,041